 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2022

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Avenue
San Jose,	California	95119
(Address of principal executive offices, including Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Infinera Corporation (the “Company”) held on May 19, 2022, the Company’s stockholders approved the Company’s 2016 Equity Incentive Plan, as amended (the “2016 Plan”), which increases the number of shares authorized for issuance under the 2016 Plan by 8,500,000 shares.

A detailed summary of the 2016 Plan is contained in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2022 (as amended on May 12, 2022, the “Proxy Statement”). The summary contained in the Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2016 Plan, which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

Proposal 1 - Approval of the Election of Three Class III Directors to the Company’s Board of Directors
The three individuals listed below were elected at the Annual Meeting to serve on the Board of Directors (the “Board”) for a three-year term expiring at the 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Christine Bucklin	141,116,041	2,503,424	242,379	35,457,713
Gregory P. Dougherty	142,077,790	1,532,733	251,321	35,457,713
Sharon Holt	142,271,746	1,351,795	238,303	35,457,713

Paul J. Milbury, Amy H. Rice, George A. Riedel, Roop K. Lakkaraju, David W. Heard and David F. Welch, Ph.D. will continue to serve as members of the Board until the expiration of their respective terms or until their respective successors have been duly elected and qualified.

Proposal 2 - Approval of the Infinera Corporation 2016 Plan, as amended, to Increase the Number of Shares Authorized for Issuance thereunder by 8,500,000

Proposal 2 was to approve the Company’s 2016 Plan, as amended, to increase the number of shares authorized for issuance thereunder by 8,500,000 shares. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
105,401,760	38,076,793	383,291	35,457,713

Proposal 3 - Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers as described in the Proxy Statement

Proposal 3 was to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2021, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
141,203,255	2,036,827	621,762	35,457,713

Proposal 4 - Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

Proposal 4 was to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, as described in the Proxy Statement. This proposal was approved.

For	Against	Abstain
174,305,751	4,280,016	733,790

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

10.1	Infinera Corporation Amended and Restated 2016 Equity Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: May 19, 2022	By:	/s/ NANCY ERBA
Nancy Erba Chief Financial Officer